Exhibit 99.1

Contact: Brad Cohen Public Relations Quantum Corp. (408) 944-4044 brad.cohen@quantum.com	For Release: Oct. 29, 2014 1:05 p.m. PDT

Monica Gould or Allise Furlani Investor Relations The Blueshirt Group (212) 871-3927 or (212) 331-8433 monica@blueshirtgroup.com or allise@blueshirtgroup.com

QUANTUM CORPORATION REPORTS FISCAL SECOND QUARTER 2015 RESULTS

Highlights:
  Delivered Total Revenue of $135.1 Million, a 3% Increase Year-over-Year
  Grew Scale-out Storage Revenue 58% Year-over-Year to $25.5 Million
  Increased DXi Deduplication Revenue 11% Year-over-Year
  Generated GAAP and Non-GAAP Operating Income of $3.8 Million and $9.4 Million, Respectively
  Produced GAAP and Non-GAAP Net Income of $1.2 Million and $6.8 Million, Respectively
  Raises Fiscal Year Net Income Guidance

SAN JOSE, Calif., Oct. 29, 2014 – Quantum Corp. (NYSE: QTM) today reported results for the fiscal second quarter 2015 ended Sept. 30, 2014.

Fiscal Second Quarter 2015 Results

(Unless otherwise noted, all comparisons are relative to the fiscal second quarter 2014.)

  Total revenue was $135.1 million, an increase of 3 percent.
  Total branded revenue grew to $107.5 million, a 7 percent increase.
  Scale-out storage and related service revenue grew 58 percent to a record $25.5 million, reflecting increasing demand for StorNext® 5 high-performance shared storage and Lattus extended online storage solutions.
  DXi® backup and deduplication appliance revenue increased 11 percent, driven by the strong performance of Quantum’s new DXi6900 and DXi4700 platforms.
  GAAP operating income was $3.8 million, up from a GAAP operating loss of $5.0 million.
  GAAP net income was $1.2 million, or less than $0.01 per diluted share, up from a GAAP net loss of $7.9 million, or $0.03 per diluted share.
  Non-GAAP operating income increased to $9.4 million, from $1.0 million.
  Non-GAAP net income improved to $6.8 million, or $0.03 per diluted share, up from a non-GAAP net loss of $1.9 million, or $0.01 per diluted share.
  Cash generated from operations was $2.3 million, and Quantum ended the quarter with nearly $110 million in total cash and cash equivalents.

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“Our positive second quarter results reflect the improvements we’ve made in our financial model and the increased leverage it provides as we capitalize on the market momentum we’re seeing across our business,” said Jon Gacek, President and CEO of Quantum. “In scale-out storage, we are driving significant growth through our unique combination of industry-leading performance and policy-driven tiering software, which is ideally suited to meeting customers’ evolving workflow needs. In data protection, we are taking advantage of growth and profit opportunities with a more efficient, integrated solutions approach that leverages our best-in-class disk and tape technologies to help organizations meet new backup and archive requirements.

“As we begin the second half of the fiscal year, we are well-positioned to build on this market momentum and the power of our scale-out storage and data protection portfolios to deliver greater growth, profit and shareholder value.”

Fiscal 2015 Updated Outlook

Reflecting its strong performance over the last two quarters and increasing market momentum, Quantum has raised the lower end of its revenue guidance for the full fiscal year and increased its net income and earnings per share guidance. The company now expects:

  Revenue of approximately $545 million to $550 million.
  GAAP net income of $8.9 million to $9.9 million, or $0.03-$0.04 per diluted share.
  Non-GAAP net income of $24 million to $25 million, or $0.08-$0.09 per diluted share.

Fiscal Third Quarter 2015 Outlook

For the fiscal third quarter, Quantum expects:

  Revenue of approximately $145 million to $150 million.
  GAAP net income of $7.9 million to $8.9 million, or $0.03 per diluted share.
  Non-GAAP net income of $11 million to $12 million, or $0.04 per diluted share.

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Fiscal Second Quarter 2015 Business Highlights

  Quantum acquired Symform's cloud storage services platform and development team, gaining well-proven technology and expertise that the company plans to leverage in both scale-out storage and data protection. Used by 45,000 individuals and small businesses in 170 countries, Symform's extensible cloud service has petabytes of storage and billions of data objects under management in a broad range of use cases. It offers a wide variety of options for integrating customer data into the cloud — including file sync and share, file backup and archive and system replication — with a well-known focus on extremely simple deployment and ease of use.
  Quantum announced StorNext Pro™ Workgroup, a new easy-to-deploy, high-performance and high-capacity content workflow solution for postproduction and broadcast professionals. This integrated solution supports ingest, production, review and delivery, along with different options for petascale content storage and access at any stage of the workflow — all in one system. By choosing StorNext Pro Workgroup with Quantum's Lattus™ object storage-based system, users can extend their online collaboration by seamlessly shifting non-real-time workflow operations to Lattus — a fully protected, infinitely scalable storage infrastructure — with no negative impact on performance.
  Quantum’s new DXi6900 enterprise backup and deduplication appliance, which became generally available during the quarter, quickly gained market traction, with wins of more than $200,000 each at a range of customers, including a multinational biopharmaceutical company, a major insurance provider in Asia and a large county health network. In addition, Quantum continued to see strong adoption of its DXi4700 appliance, which was introduced earlier this year. DXi4700 revenue increased nearly 60 percent sequentially, and approximately 45 percent of sales were to new Quantum customers.
  TVBEurope honored Quantum’s StorNext Pro Solutions with StorNext Connect™ as a Best of Show Award winner at IBC2014. The awards recognize the best technology, equipment and companies serving the broadcast industry. In the case of Quantum, the award reflects the many benefits of easy-to-deploy, high-performance StorNext Pro™ storage systems for today’s complex workflow environments.

Conference Call and Audio Webcast Notification

Quantum will hold a conference call today, Oct. 29, 2014, at 2:00 p.m. PDT to discuss its fiscal second quarter results. Press and industry analysts are invited to attend in listen-only mode. Dial-in number: 719-457-2085, conference ID: 5622078. Quantum will provide a live audio webcast of the conference call beginning today, Oct. 29, 2014, at 2:00 p.m. PDT. Site for the webcast and related information: www.quantum.com/investors.

Following completion of the call, a recorded replay of the webcast will be available at www.quantum.com/investors. For those without access to the Internet, a replay of the call will be available beginning at 5:00 p.m. PDT on Oct. 29, 2014 through Nov. 3, 2014 at 5:00 p.m. PDT. To listen to the telephonic replay, call 719-457-0820, replay passcode: 5622078.

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About Quantum

Quantum is a leading expert in scale-out storage, archive and data protection, providing solutions for capturing, sharing and preserving digital assets over the entire data lifecycle. From small businesses to major enterprises, more than 100,000 customers have trusted Quantum to address their most demanding data workflow challenges. With Quantum, customers can Be Certain™ they have the end-to-end storage foundation to maximize the value of their data by making it accessible whenever and wherever needed, retaining it indefinitely and reducing total cost and complexity. See how at www.quantum.com/customerstories.

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Quantum, the Quantum logo, Be Certain, DXi, StorNext StorNext Pro, StorNext Connect and Lattus are either registered trademarks or trademarks of Quantum Corporation and its affiliates in the United States and/or other countries. All other trademarks are the property of their respective owners.

“Safe Harbor” Statement under the U.S. Private Securities Litigation Reform Act of 1995: This press release contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Specifically, without limitation, our statements regarding delivering greater growth, profit and shareholder value in the second half of the fiscal year, and all of our statements under the sections titled Fiscal 2015 Updated Outlook and Fiscal Third Quarter 2015 Outlook are forward-looking statements within the meaning of the Safe Harbor. All forward-looking statements in this press release are based on information available to Quantum on the date hereof. These statements involve known and unknown risks, uncertainties and other factors that may cause Quantum’s actual results to differ materially from those implied by the forward-looking statement. More detailed information about these risk factors, and additional risk factors are set forth in Quantum’s periodic filings with the Securities and Exchange Commission, including, but not limited to, those risks and uncertainties listed in the section entitled “Risk Factors” in Quantum’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on June 6, 2014 and in Quantum’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 8, 2014. Quantum expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Use of Non-GAAP Financial Measures

Quantum believes that the non-GAAP financial measures disclosed above provide useful and supplemental information to investors regarding its quarterly financial performance. Quantum management and Board of Directors use these non-GAAP financial measures internally to understand, manage and evaluate the company’s business results and make operating decisions. For instance, Quantum management often makes decisions regarding staffing, future management priorities and how the company will direct future operating expenses on the basis of non-GAAP financial measures. In addition, compensation of our employees is based in part on the performance of our business based on non-GAAP operating income.

The non-GAAP financial measures used in this press release exclude the impact of amortization of intangible assets, share-based compensation expense, restructuring charges, outsourcing transition costs, proxy contest and related costs, Crossroads patent litigation costs, acquisition expenses and net Symform expenses for the following reasons:

Amortization of Intangible Assets
This includes acquired intangibles such as purchased technology and customer relationships in connection with prior acquisitions. These expenses are not factored into management’s evaluation of potential acquisitions or Quantum’s performance after completion of the acquisitions because they are not related to Quantum’s core operating performance. In addition, the frequency and amount of such charges can vary significantly based on the size and timing of acquisitions and the maturities of the businesses being acquired. Excluding acquisition-related charges from non-GAAP measures provides investors with a basis to compare Quantum against the performance of other companies without the variability caused by purchase accounting.

Share-Based Compensation Expense
Share-based compensation expense relates primarily to equity awards such as stock options and restricted stock units. Share-based compensation is a non-cash expense that varies in amount from period to period and is dependent on market forces that are often beyond Quantum’s control. Management believes that non-GAAP measures adjusted for share-based compensation provide investors with a basis to measure Quantum’s core performance against the performance of other companies without the variability created by share-based compensation as a result of the variety of equity awards used by other companies and the varying methodologies and assumptions used.

Restructuring Charges
Restructuring charges primarily relate to expenses associated with changes to Quantum’s operating structure. Restructuring charges are excluded from non-GAAP financial measures because they are not considered core operating activities. Although Quantum has engaged in various restructuring activities in the past, each has been a discrete event based on a unique set of business objectives. Management believes that it is appropriate to exclude restructuring charges from Quantum’s non-GAAP financial measures, as it enhances the ability of investors to compare Quantum’s period-over-period operating results from continuing operations.

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Outsourcing Transition Costs
Outsourcing transition costs are expenses attributable to transitioning our manufacturing to an outsourced model. These costs are excluded from non-GAAP financial measures because they are not considered core operating activities, and management believes that it is appropriate to exclude these costs in order to provide investors the ability to compare Quantum’s period-over-period operating results from continuing operations.

Proxy Contest and Related Costs
Proxy contest and related costs are expenses incurred to respond to activities and inquiries of Starboard Value LP, including their proxy solicitation. The Company has not incurred significant expenses in connection with such matters in historical periods and these costs are not considered core operating activities. Management believes that it is appropriate to exclude these costs in order to provide investors the ability to compare Quantum’s period-over-period operating results from continuing operations.

Crossroads Patent Litigation Costs
Crossroads patent litigation costs are expenses incurred to defend ourselves and perform other activities related to a patent infringement lawsuit filed by Crossroads Systems, Inc. These costs are excluded from non-GAAP financial measures because they are not considered core operating activities, and management believes that it is appropriate to exclude these costs in order to provide investors the ability to compare Quantum’s period-over-period operating results from continuing operations.

Acquisition Expenses
The acquisition expenses were those expenses incurred to acquire Symform, Inc. and are not part of Quantum’s future core operations.

Symform Expenses, Net
Quantum acquired a cloud storage services platform from Symform, Inc. (“Symform”) in July 2014. Symform revenue comprises revenue generated from the Symform cloud storage services platform. Symform expenses consist of costs related to running, maintaining and further developing the Symform cloud storage services platform as well as the costs of integrating Symform into Quantum’s business. Net Symform expenses represent Symform expenses less Symform revenue, and non-GAAP gross margin excludes both Symform revenue and cost of revenue. Management believes that it is appropriate to exclude these amounts in order to provide investors with a view of Quantum’s results consistent with how management views and is running the business.

Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. They are limited in value because they exclude charges that have a material impact on the company’s reported financial results and, therefore, should not be relied upon as the sole financial measures to evaluate the company. The non-GAAP financial measures are meant to supplement, and be viewed in conjunction with, GAAP financial measures. Investors are encouraged to review the reconciliation of the non-GAAP financial measures to their most directly comparable GAAP financial measures as provided in the tables accompanying this press release.

Note 1
In the fourth quarter of fiscal year 2014, Quantum identified errors related to the accounting for rent expense and certain allowances for estimated future price adjustments to customers which impacted prior reporting periods. As a result, the company's financial statements for the second quarter of fiscal 2014 have been revised. Revenue for the second quarter of fiscal 2014 has been increased less than $0.1 million and general and administrative expense has been reduced by less than $0.1 million. For additional information, refer to our Form 10-K filed with the Securities and Exchange Commission on June 6, 2014.

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QUANTUM CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended		Six Months Ended
	September 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013
		(Revised) Note 1		(Revised) Note 1
Revenue:
Product	$85,216	$84,756	$165,410	$170,605
Service	39,157	36,194	77,657	72,686
Royalty	10,733	10,529	20,167	36,037
Total revenue	135,106	131,479	263,234	279,328
Cost of revenue:
Product	55,593	57,882	110,501	116,665
Service	17,584	17,116	35,278	36,347
Restructuring charges related to cost of revenue	-	89	-	89
Total cost of revenue	73,177	75,087	145,779	153,101
Gross margin	61,929	56,392	117,455	126,227

Operating expenses:
Research and development	15,157	16,359	29,711	33,053
Sales and marketing	28,218	29,995	55,923	60,153
General and administrative	14,085	14,795	28,456	29,484
Restructuring charges	624	208	1,489	2,767
Total operating expenses	58,084	61,357	115,579	125,457
Gain on sale of assets	-	-	462	-
Income (loss) from operations	3,845	(4,965)	2,338	770

Other income and expense	215	46	90	421
Interest expense	(2,456)	(2,440)	(4,900)	(4,879)
Income (loss) before income taxes	1,604	(7,359)	(2,472)	(3,688)
Income tax provision	356	534	604	924
Net income (loss)	$1,248	$(7,893)	$(3,076)	$(4,612)

Basic and diluted net income (loss) per share	$0.00	$(0.03)	$(0.01)	$(0.02)

Weighted average shares:
Basic	254,760	247,074	252,724	246,569
Diluted	257,579	247,074	252,724	246,569

Included in the above Statements of Operations:

Amortization of intangibles:
Cost of revenue	$215	$368	$593	$736
Sales and marketing	928	1,857	2,784	3,713
	1,143	2,225	3,377	4,449
Share-based compensation:
Cost of revenue	333	523	747	1,051
Research and development	603	908	1,383	1,776
Sales and marketing	887	1,080	1,797	2,154
General and administrative	846	980	1,810	1,866
	2,669	3,491	5,737	6,847
Outsourcing transition costs:
Cost of revenue	-	-	126	-
	-	-	126	-
Proxy contest and related costs:
General and administrative	659	-	847	-
	659	-	847	-
Crossroads patent litigation costs:
General and administrative	197	-	419	-
	197	-	419	-
Acquisition expenses:
General and administrative	4	-	4	-
	4	-	4	-
Symform expenses, net:
Gross margin	20	-	20	-
Research and development	110	-	110	-
Sales and marketing	91	-	91	-
	221	-	221	-

Note 1 is presented above, before the Condensed Consolidated Statements of Operations.

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QUANTUM CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	September 30, 2014	March 31, 2014*
Assets
Current assets:
Cash and cash equivalents	$105,031	$99,125
Restricted cash	2,685	2,760
Accounts receivable	92,882	101,605
Manufacturing inventories	36,200	34,815
Service parts inventories	24,627	25,629
Other current assets	10,382	10,161
Total current assets	271,807	274,095

Long-term assets:
Property and equipment	16,261	17,574
Intangible assets	1,051	3,911
Goodwill	55,613	55,613
Other long-term assets	9,451	10,605
Total long-term assets	82,376	87,703

	$354,183	$361,798

Liabilities and Stockholders' Deficit
Current liabilities:
Accounts payable	$42,157	$41,792
Accrued warranty	5,290	6,116
Deferred revenue, current	88,088	98,098
Accrued restructuring charges, current	3,424	4,345
Accrued compensation	26,873	25,036
Other accrued liabilities	18,941	15,168
Total current liabilities	184,773	190,555

Long-term liabilities:
Deferred revenue, long-term	38,197	40,054
Accrued restructuring charges, long-term	3,577	4,023
Convertible subordinated debt	203,735	203,735
Other long-term liabilities	10,103	10,831
Total long-term liabilities	255,612	258,643

Stockholders' deficit	(86,202)	(87,400)

	$354,183	$361,798

* Derived from the March 31, 2014 audited Consolidated Financial Statements.

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QUANTUM CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Six Months Ended
	September 30, 2014	September 30, 2013
		(Revised) Note 1
Cash flows from operating activities:
Net loss	$(3,076)	$(4,612)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	4,272	5,671
Amortization of intangible assets	3,377	4,449
Amortization of debt issuance costs	829	816
Service parts lower of cost or market adjustment	2,007	6,659
Gain on sale of assets	(462)	-
Deferred income taxes	(50)	59
Share-based compensation	5,737	6,847
Other non-cash	(302)	-
Changes in assets and liabilities, net of effect of acquisition:
Accounts receivable	8,723	10,520
Manufacturing inventories	(3,213)	185
Service parts inventories	(687)	1,688
Accounts payable	390	(14,245)
Accrued warranty	(826)	(1,031)
Deferred revenue	(11,867)	(6,449)
Accrued restructuring charges	(1,393)	359
Accrued compensation	2,151	(5,195)
Other assets and liabilities	2,941	2,507
Net cash provided by operating activities	8,551	8,228

Cash flows from investing activities:
Purchases of property and equipment	(1,912)	(3,226)
Proceeds from sale of assets	462	-
Increase in restricted cash	(69)	(117)
Purchases of other investments	-	(534)
Return of principal from other investments	104	-
Payment for business acquisition, net of cash acquired	(517)	-
Net cash used in investing activities	(1,932)	(3,877)

Cash flows from financing activities:
Payment of taxes due upon vesting of restricted stock	(2,187)	(1,770)
Proceeds from issuance of common stock	1,533	2,247
Net cash provided by (used in) financing activities	(654)	477

Effect of exchange rate changes on cash and cash equivalents	(59)	25

Net increase in cash and cash equivalents	5,906	4,853
Cash and cash equivalents at beginning of period	99,125	68,976
Cash and cash equivalents at end of period	$105,031	$73,829

Note 1 is presented above, before the Condensed Consolidated Statements of Operations.

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QUANTUM CORPORATION
GAAP TO NON-GAAP RECONCILIATION
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended September 30, 2014
	Gross	Gross	Income From	Operating	Net Income	Per Share Net	Per Share Net
	Margin	Margin Rate	Operations	Margin		Income, Basic	Income, Diluted
GAAP	$61,929	45.8%	$3,845	2.8%	$1,248	$0.00	$0.00
Non-GAAP Reconciling Items:
Amortization of intangibles	215		1,143		1,143
Share-based compensation	333		2,669		2,669
Restructuring charges	-		624		624
Proxy contest and related costs	-		659		659
Crossroads patent litigation costs	-		197		197
Acquisition expenses	-		4		4
Symform expenses, net	20		221		221
Non-GAAP	$62,497	46.3%	$9,362	6.9%	$6,765	$0.03	$0.03

Computation of basic and diluted net income per share:						GAAP	Non-GAAP
Net income						$1,248	$6,765
Interest on dilutive convertible notes						-	788
Income for purposes of computing income per diluted share						$1,248	$7,553

Weighted average shares:
Basic						254,760	254,760
Dilutive shares from stock plans						2,819	2,819
Dilutive shares from convertible notes						-	42,502
Diluted						257,579	300,081

	Six Months Ended September 30, 2014
						Per Share Net	Per Share Net
	Gross	Gross	Income From	Operating	Net Income	Income (Loss),	Income (Loss),
	Margin	Margin Rate	Operations	Margin	(Loss)	Basic	Diluted
GAAP	$117,455	44.6%	$2,338	0.9%	$(3,076)	$(0.01)	$(0.01)
Non-GAAP Reconciling Items:
Amortization of intangibles	593		3,377		3,377
Share-based compensation	747		5,737		5,737
Restructuring charges	-		1,489		1,489
Outsourcing transition costs	126		126		126
Proxy contest and related costs	-		847		847
Crossroads patent litigation costs	-		419		419
Acquisition expenses	-		4		4
Symform expenses, net	20		221		221
Non-GAAP	$118,941	45.2%	$14,558	5.5%	$9,144	$0.04	$0.04

Computation of basic and diluted net income (loss) per share:						GAAP	Non-GAAP
Net income (loss)						$(3,076)	$9,144

Weighted average shares:
Basic						252,724	252,724
Dilutive shares from stock plans						-	2,878
Diluted						252,724	255,602

The non-GAAP financial information set forth in this table is not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial information used by other companies.

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QUANTUM CORPORATION
GAAP TO NON-GAAP RECONCILIATION
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended September 30, 2013
	(Revised) Note 1
			Income (Loss)
	Gross	Gross	From	Operating		Per Share Net	Per Share Net
	Margin	Margin Rate	Operations	Margin	Net Loss	Loss, Basic	Loss, Diluted
GAAP	$56,392	42.9%	$(4,965)	(3.8)%	$(7,893)	$(0.03)	$(0.03)
Non-GAAP Reconciling Items:
Amortization of intangibles	368		2,225		2,225
Share-based compensation	523		3,491		3,491
Restructuring charges	89		297		297
Non-GAAP	$57,372	43.6%	$1,048	0.8%	$(1,880)	$(0.01)	$(0.01)

Computation of basic and diluted net loss per share:						GAAP	Non-GAAP
Net loss						$(7,893)	$(1,880)

Weighted average shares:
Basic and diluted						247,074	247,074

	Six Months Ended September 30, 2013
	(Revised) Note 1
						Per Share Net	Per Share Net
	Gross	Gross	Income From	Operating	Net Income	Income (Loss),	Income (Loss),
	Margin	Margin Rate	Operations	Margin	(Loss)	Basic	Diluted
GAAP	$126,227	45.2%	$770	0.3%	$(4,612)	$(0.02)	$(0.02)
Non-GAAP Reconciling Items:
Amortization of intangibles	736		4,449		4,449
Share-based compensation	1,051		6,847		6,847
Restructuring charges	89		2,856		2,856
Non-GAAP	$128,103	45.9%	$14,922	5.3%	$9,540	$0.04	$0.04

Computation of basic and diluted net income (loss) per share:	GAAP	Non-GAAP
Net income (loss)	$(4,612)	$9,540
Interest on dilutive convertible notes	-	1,575
Income (loss) for purposes of computing income (loss) per diluted share	$(4,612)	$11,115

Weighted average shares:
Basic	246,569	246,569
Dilutive shares from stock plans	-	2,851
Dilutive shares from convertible notes	-	42,502
Diluted	246,569	291,922

Note 1 is presented above, before the Condensed Consolidated Statements of Operations.

The non-GAAP financial information set forth in this table is not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial information used by other companies.

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QUANTUM CORPORATION
FORECAST THIRD QUARTER AND FISCAL 2015
GAAP TO NON-GAAP RECONCILIATION
(Dollars in millions)

FORECAST THIRD QUARTER FISCAL 2015

	Dollar Range
Forecast net income on a GAAP basis*	$7.9	-	$8.9
Forecast amortization of intangibles	0.2
Forecast share-based compensation	2.9
Forecast net income on a non-GAAP basis	$11.0	-	$12.0

	Dollars per Share
Forecast diluted earnings per share on a GAAP basis*	$0.03
Forecast amortization of intangibles	0.00
Forecast share-based compensation	0.01
Forecast diluted earnings per share on a non-GAAP basis	$0.04

FORECAST FULL YEAR FISCAL 2015

	Dollar Range
Forecast net income on a GAAP basis*	$8.9	-	$9.9
Forecast amortization of intangibles	3.7
Forecast share-based compensation	11.4
Forecast net income on a non-GAAP basis	$24.0	-	$25.0

	Dollars per Share
Forecast diluted earnings per share on a GAAP basis*	$0.03	-	$0.04
Forecast amortization of intangibles	0.01
Forecast share-based compensation	0.04
Forecast diluted earnings per share on a non-GAAP basis	$0.08	-	$0.09

* Forecast third quarter and fiscal 2015 GAAP net income and diluted earnings per share do not reflect facility restructuring charges, outsourcing transition costs, proxy contest and related costs, Crossroads patent litigation costs, acquisition expenses or Symform expenses (net). The facility restructuring charges will be recognized when we vacate the various locations, which may occur in the third quarter of fiscal 2015 or a later period in fiscal 2015.

Estimates based on current (October 29, 2014) projections.

The projected GAAP and non-GAAP financial information set forth in this table represent forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. For risk factors that could impact these projections, see our Annual Report on Form 10-K as filed with the SEC on June 6, 2014. We disclaim any obligation to update information in any forward-looking statement.

The non-GAAP financial information set forth in this table is not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial information used by other companies.

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